EXHIBIT 21.1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         SUBSIDIARIES AND JOINT VENTURES

SUBSIDIARIES:

MidAmerican Energy Holdings Company                     Iowa
MidAmerican Funding, LLC                                Iowa
MHC Inc.                                                Iowa
MidAmerican Energy Company                              Iowa
CBEC Railway Inc.                                       Iowa
MidAmerican Capital Company                             Delaware
Cimmred Leasing Company                                 South
InterCoast Capital Company                              South Dakota
InterCoast Global Management, Inc                       Delaware
InterCoast Power Company                                Delaware
IWG Co. 8                                               Delaware
MHC Investment Company                                  South Dakota
MWR Capital Inc.                                        South Dakota
TTP, Inc. of South Dakota                               South Dakota
Midwest Capital Group, Inc.                             Iowa
Dakota Dunes Development Company                        Iowa
Two Rivers Inc.                                         South Dakota
MidAmerican Services Company                            Iowa
MEC Construction Services Co.                           Iowa
HomeServices of America, Inc.                           Delaware
California Title Company                                California
Capitol Intermediary Company                            Nebraska
Capitol Land Exchange, Inc.                             Nebraska
Capitol Title Company                                   Nebraska
CBSHome Real Estate Company                             Nebraska
Champion Realty, Inc.                                   Maryland
Chancellor Mortgage Services, Inc.                      Maryland
Chancellor Title Services, Inc.                         Maryland
Community Mortgage Company                              Minnesota
Edina Corporate Services, Inc.                          Minnesota
Edina Financial Services, Inc.                          Minnesota
Edina Realty Franchise Associates, Inc.                 Minnesota
Edina Realty, Inc.                                      Minnesota
Edina Realty Insurance Agency, Inc.                     Minnesota
Edina Realty Mortgage, LLC                              Delaware
Edina Realty Title, Inc.                                Minnesota
The Escrow Firm, Inc.                                   California
First Capital Enterprises, LP                           California
First Capital Group, LP                                 California
First Realty, Ltd.                                      Iowa
For Rent, Inc.                                          Arizona
HMSV Financial Services, Inc.                           Delaware
HMSV Technologies, Inc.                                 Delaware
Home Real Estate (Lincoln Central)                      Nebraska
Home Real Estate (Lincoln Corporate)                    Nebraska
Home Real Estate (Lincoln Cotner)                       Nebraska
Home Real Estate (Lincoln Holmes Lake)                  Nebraska
Home Real Estate (Lincoln North)                        Nebraska
Home Real Estate (Lincoln Pine Lake)                    Nebraska
Home Real Estate (Lincoln South)                        Nebraska
HomeServices Lending, LLC                               Delaware
HomeServices of California, Inc.                        Delaware
IMO Co., Inc.                                           Missouri

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Info Now, LLC                                           Minnesota
InsuranceSouth, LLC                                     Alabama
Iowa Realty Co., Inc.                                   Iowa
Iowa Realty Insurance Agency, Inc.                      Iowa
Iowa Title Company                                      Iowa
Iowa Title Linn County LLC                              Iowa
Iowa Title Linn County II, LLC                          Iowa
J.D. Reece Mortgage Company                             Kansas
Jenny Pruitt Insurance Services, LLC                    Georgia
Jenny Pruitt & Associates, Inc.                         Georgia
JRHBW Realty, Inc.                                      Alabama
Kansas City Title, Inc.                                 Missouri
Kentucky Residential Referral Service, LLC              Kentucky
Lincoln Title Company, LLC                              Nebraska
LinkHelp, LLC                                           Nebraska
Long Title Agency, LLC                                  Arizona
Meridian Title Services, LLC                            Georgia
MidAmerican Commercial Real Estate Services, Inc.       Kansas
Midland Escrow Services, Inc.                           Iowa
MortgageSouth, LLC                                      Alabama
MRSCT, Inc.                                             Kentucky
Nebraska Land Title and Abstract Company                Nebraska
Nebraska Realty, Inc.                                   Nebraska
Paul Semonin Company                                    Kentucky
Pickford Escrow Company                                 California
Pickford Golden State Member, LLC                       California
Pickford Holdings, LLC                                  California
Pickford North County, LP                               California
Pickford Real Estate, Inc.                              California
Pickford Realty Ltd.                                    California
Pickford Services Company                               California
Plaza Financial Services, LLC                           Kansas
Plaza Mortgage Services, LLC                            Kansas
Professional Referral Organization, Inc.                Maryland
Property I.D. Golden State, LLC                         California
Real Estate Links, LLC                                  Illinois
Reece & Nichols Alliance, Inc.                          Kansas
Reece & Nichols Realtors Inc.                           Kansas
The Referral Company                                    Iowa
RHL Referral Company, LLC                               Arizona
Roy H. Long Realty Co., Inc.                            Arizona
San Diego PCRE, Inc.                                    California
Select Relocation Services, Inc.                        Nebraska
Semonin Mortgage Services, Inc.                         Kentucky
Semonin Realtors, Inc.                                  Kentucky
Semonin Title, Inc.                                     Kentucky
Southwest Relocation, LLC                               Arizona
TitleSouth, LLC                                         Alabama
Trinity Mortgage Affiliates                             Georgia
Trinity Mortgage Partners, Inc.                         Georgia
United Settlement Services, LC                          Iowa
Woods Bros. Insurance, Inc.                             Nebraska
Woods Bros. Real Estate Group, Inc.                     Nebraska
Woods Bros. Realty, Inc.                                Nebraska
Woods Lots, Inc.                                        Nebraska
CE Electric UK Funding Company                          England
CalEnergy Gas (Holdings) Limited                        England
CalEnergy Gas Limited                                   England
CalEnergy Gas (Australia) Limited                       England

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CalEnergy Gas (Polska) Sp. z.o.o.                       Poland
CalEnergy Gas (Pipelines) Limited                       England
CalEnergy Power (Polska) SP.  z.o.o.                    Poland
CalEnergy Resources Limited                             England
CE Electric (Ireland) Ltd.                              Republic of Ireland
CE Electric UK Holdings                                 England
CE Electric UK Ltd.                                     England
CE UK Gas Holdings Limited                              England
Integrated Utility Services Limited                     England
Integrated Utility Services Limited                     Ireland
Northern Electric plc                                   England
Northern Electric Distribution Limited                  England
Northern Electric Finance plc                           England
Northern Electric & Gas Limited                         England
Northern Electric Generation (TPL) Limited              England
Northern Electric Generation (Peaking) Limited          England
Northern Electric Genco Limited                         England
Northern Electric Insurance Services Limited            Isle of Man
Northern Electric (Overseas Holdings) Limited           England
Northern Electric Properties Limited                    England
Northern Electric Retail Limited                        England
Northern Electric Supply Limited                        England
Northern Electric Training Limited                      England
Northern Infocom Limited                                England
Northern Metering Services Limited                      England
Northern Transport Finance Limited                      England
Stamfordham Road Developments Ltd.                      England
Kings Road Developments Limited                         England
Selectusonline                                          England
Teesside Power Limited                                  England
Vehicle Lease and Service Limited                       England
Yorkshire Cayman Holding Limited                        Cayman Islands
Yorkshire Electricity Distribution plc                  England
Yorkshire Electricity Distribution Services Limited     England
Yorkshire Electricity Group plc                         England
Yorkshire Holdings plc                                  England
Yorkshire Power Finance Limited                         Cayman Islands
Yorkshire Power Finance 2 Limited                       Cayman Islands
Yorkshire Power Group Limited                           England
YPG Holdings LLC                                        Delaware
CE Generation, LLC                                      Nebraska
CalEnergy Operating Corporation                         Delaware
California Energy Development Corporation               Delaware
California Energy Yuma Corporation                      Utah
CE Salton Sea Inc.                                      Delaware
CE Texas Energy LLC                                     Delaware
CE Texas Gas LP                                         Delaware
CE Texas Fuel, LLC                                      Delaware
CE Texas Pipeline, LLC                                  Delaware
CE Texas Power, LLC                                     Delaware
CE Texas Resources, LLC                                 Delaware
CE Turbo LLC                                            Delaware
Conejo Energy Company                                   California
Del Ranch, L. P.                                        California
Desert Valley Company                                   California
Elmore, L.P.                                            California
Falcon Power Operating Company                          Texas
Falcon Seaboard Oil Company                             Texas
Falcon Seaboard Pipeline Corporation                    Texas

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Falcon Seaboard Power Corporation                       Texas
Fish Lake Power LLC                                     Delaware
FSRI Holdings, Inc                                      Texas
Imperial Magma LLC                                      Delaware
Leathers, L.P.                                          California
Magma Land Company I                                    Nevada
Magma Power Company                                     Nevada
Niguel Energy Company                                   California
Power Resources, Ltd.                                   Texas
Salton Sea Brine Processing L. P.                       California
Salton Sea Funding Corporation                          Delaware
Salton Sea Power Company                                Nevada
Salton Sea Power Generation L. P.                       California
Salton Sea Power LLC                                    Delaware
Salton Sea Royalty LLC                                  Delaware
San Felipe Energy Company                               California
Saranac Energy Company, Inc.                            Delaware
SECI Holdings, Inc.                                     Delaware
VPC Geothermal LLC                                      Delaware
Vulcan Power Company                                    Nevada.
Vulcan/BN Geothermal Power Company                      Nevada.
Yuma Cogeneration Associates                            Arizona
North Country Gas Pipeline Corporation                  New York
Saranac Power Partners, LP                              Delaware
American Pacific Finance Company                        Delaware
CalEnergy Capital Trust II                              Delaware
CalEnergy Capital Trust III                             Delaware
CalEnergy Company Inc.                                  Delaware
CalEnergy Generation Operating Company                  Delaware
CalEnergy Holdings, Inc.                                Delaware
CalEnergy International Ltd.                            Bermuda
CalEnergy International Inc.                            Delaware
CalEnergy International Services, Inc.                  Delaware
CalEnergy Investments C.V.                              Netherlands
CalEnergy Minerals, LLC                                 Delaware
CalEnergy Minerals Development LLC                      Delaware
CalEnergy Pacific Holdings Corp.                        Delaware
CalEnergy U.K. Inc.                                     Delaware
CE Casecnan Ltd.                                        Bermuda
CE Cebu Geothermal Power Company, Inc.                  Philippines
CE (Bermuda) Financing Ltd.                             Bermuda
CE Electric, Inc.                                       Delaware
CE Electric (NY), Inc.                                  Delaware
CE Exploration Company                                  Delaware
CE Geothermal, Inc.                                     Delaware
CE Geothermal LLC                                       Delaware
CE Insurance Services Limited                           Isle of Man
CE International (Bermuda) Ltd                          Bermuda
CE International Investments, Inc.                      Delaware
CE Mahanagdong Ltd.                                     Bermuda
CE Mahanagdong II, Inc.                                 Philippines
CE Obsidian Energy LLC                                  Delaware
CE Philippines Ltd.                                     Bermuda
CE Philippines II, Inc.                                 Philippines
CE Power, Inc.                                          Delaware
CE Power LLC                                            Delaware
CE Resources LLC                                        Delaware
Cordova Energy Company, LLC                             Delaware
Cordova Funding Corporation                             Delaware

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Fox Energy Company LLC                                  Delaware
Intermountain Geothermal Company                        Delaware
Kern River Funding Corporation                          Delaware
Kern River Gas Transmission Company                     Texas
KR Acquisition 1, LLC                                   Delaware
KR Acquisition 2, LLC                                   Delaware
KR Holding, LLC                                         Delaware
Magma Netherlands B.V.                                  Netherlands
MEHC Investment, Inc.                                   South Dakota
MidAmerican Capital Trust I                             Delaware
MidAmerican Capital Trust II                            Delaware
MidAmerican Capital Trust III                           Delaware
MidAmerican Energy Machining Services, LLC              Delaware
MidAmerican Transmission, LLC                           Delaware
NNGC Acquisition, LLC                                   Delaware
Northern Natural Gas Company                            Delaware
Quad Cities Energy Company                              Iowa
Salton Sea Minerals Corp.                               Delaware
Tongonan Power Investment, Inc.                         Philippines
Visayas Geothermal Power Company                        Philippines
CE Casecnan Water and Energy Company, Inc.              Philippines
CE Luzon Geothermal Power Company, Inc.                 Philippines
American Pacific Finance Company II                     California
Arizona Home Services LLC                               Arizona
Avonmouth CHP Limited                                   England
Big Springs Pipeline Company                            Texas
Bioclean Fuels, Inc.                                    Delaware
CalEnergy BCF, Inc.                                     Delaware
CalEnergy Capital Trust I                               Delaware
CalEnergy Capital Trust IV                              Delaware
CalEnergy Capital Trust V                               Delaware
CalEnergy Capital Trust VI                              Delaware
CalEnergy Europe Ltd.                                   England
CalEnergy Imperial Valley Company, Inc.                 Delaware
CalEnergy Power Ltd.                                    England
CalEnergy Power Ventures Ltd.                           England
California Energy Management Company                    Delaware
CBE Engineering Co.                                     California
CEABC Co.                                               Delaware
CEXYZ Co.                                               Delaware
CE Administrative Services, Inc.                        Delaware
CE Argo Energy, Inc.                                    Delaware
CE Argo Power LLC                                       Delaware
CE Asia Ltd.                                            Bermuda
CE Bali, Ltd.                                           Bermuda
CE Indonesia Geothermal, Inc.                           Delaware
CE Indonesia Ltd.                                       Bermuda
CE Latin America Ltd                                    Bermuda
CE Obsidian Holding LLC                                 Delaware
CE Overseas Ltd.                                        Bermuda
CE Singapore Ltd.                                       Bermuda
CE/TA LLC                                               Delaware
DCCO Inc.                                               Minnesota
Electricity North East Ltd.                             England
Electricity North Ltd.                                  England
Gas UK Ltd.                                             England
Gilbert/CBE Indonesia LLC                               Nebraska
Gilbert/CBE L. P.                                       Nebraska
Integrated Utility Services (UK) Ltd.                   England

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IPP Co.                                                 Delaware
IPP Co. LLC                                             Delaware
InterCoast Sierra Power Company                         Delaware
InterCoast Energy Company                               Delaware
InterCoast Power Marketing Company                      Delaware
J.P. & A., Inc.                                         Georgia
LW Technical (Northern) Ltd.                            England
Magma Generating Company I                              Nevada
Magma Generating Company II                             Nevada
Magma Geo (GP)                                          California
MidAmerican Energy Financing I                          Delaware
MidAmerican Energy Financing II                         Delaware
MidAmerican Energy Funding Corporation                  Delaware
Midwest Gas Company                                     Iowa
NEEB Ltd.                                               England
Neptune Power Ltd.                                      England
NorCon Holdings, Inc.                                   Delaware
NorCon Power Partners L.P.                              Delaware
Norming Investments B.V.                                Netherlands
North Eastern Electricity Ltd.                          England
Northern Aurora, Inc.                                   Delaware
Northern Aurora Limited                                 England
Northern Cablevision Ltd.                               England
Northern Cogen Ltd.                                     England
Northern Consolidated Power, Inc.                       Delaware
Northern Electric Contracting Ltd.                      England
Northern Electric & Gas Distribution Ltd.               England
Northern Electric Generation Limited                    England
Northern Electric Power Ltd.                            England
Northern Electric Share Scheme Trustee Ltd.             England
Northern Electrics Ltd.                                 England
Northern Electric Telecom Limited                       England
Northern Electric (TPL) Holdings Ltd.                   England
Northern Electric Training Limited                      England
Northern Energy Distribution Ltd.                       England
Northern Power Distribution Ltd.                        England
Northern Utilities Ltd.                                 England
Northern Utility Services Ltd.                          England
Northern Tracing & Collection Services Limited          England
NUSL International Ltd.                                 England
Ormoc Cebu Ltd.                                         Bermuda
Real Estate Referral Network, Inc.                      Nebraska
Ryhope Road Developments Ltd                            England
Seal Sands Network Ltd.                                 England
Slupo I B.V.                                            Netherlands
The Chancellor Group, Inc.                              Maryland
UK Distribution Limited                                 England
YEDL Limited                                            England

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